UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)      April 13, 2000
                                                       ------------------------


                         FUSION NETWORKS HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-23900                  51-0393382
------------------------------     --------------        -----------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             file number)          Identification Number)


                   8115 N.W. 29th Street, Miami, Florida 33122
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (305) 477-6701
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                             IDM Environmental Corp.
               396 Whitehead Avenue, South River, New Jersey 08882
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 1. Changes in Control of Registrant

     Pursuant to the terms of the Merger described in Item 2 above, on April 13, 2000, control of the Company was transferred to the following persons, the principal shareholders of Fusion Networks, Inc., in exchange for their shares of
Fusion:

      Name                      Number of Shares Held          Percent Ownership
  ------------                 -----------------------         -----------------
Hernando Bahamon                     5,714,333                           15.4%
Alexander/Rachel LLC                 4,025,000                           10.9%
NBDB LLC                             4,025,000                           10.9%
Infonet Group, Inc.                  3,900,000                           10.5%
Marketing Services Group, Inc.       3,500,000                            9.5%
Felipe Santos                        2,000,000                            5.4%
ML Partners                          2,000,000                            5.4%

     Pursuant to the terms of the Merger, Hernando Bahamon, Enrique Bahamon, Felipe Santos, Traci Hammes, Jeremy Barbera, Joel Freedman and Frank Falco were appointed to the board of directors of the Company and Hernando Bahamon was appointed President and Chief Executive Officer of the Company and Enrique Bahamon was appointed Chief Financial Officer of the Company.

Item 2. Acquisition or Disposition of Assets

     On April 13, 2000, Fusion Networks Holdings, Inc. ("FNHI" or the "Company") completed a holding company reorganization and merger in which it acquired IDM Environmental Corp. ("IDM") and Fusion Networks, Inc. ("Fusion"). IDM was acquired pursuant to a Plan of Reorganization and Merger, dated August 18, 1999 (the "Holding Company Agreement"), by and among FNHI, IDM and IDM Merger Subsidiary, Inc., a wholly-owned subsidiary of FNHI ("IDM Merger Sub"). Pursuant to the Holding Company Agreement, IDM Merger Sub was merged with and into IDM, with IDM being the surviving corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, IDM became a wholly-owned subsidiary of FNHI.

     Fusion was acquired pursuant to an Agreement and Plan of Merger, dated August 18, 1999 (the "Merger Agreement"), by and among FNHI, Fusion, IDM and IDM/FNI Acquisition Corporation, a wholly-owned subsidiary of FNHI ("Fusion Merger Sub"). Pursuant to the Merger Agreement, Fusion Merger Sub was merged with and into Fusion, with Fusion being the surviving corporation (the "Merger"). As a result of the Merger, Fusion became a wholly-owed subsidiary of FNHI.

     In connection with the Holding Company Merger: (a) each outstanding share of IDM common stock will be exchanged for one share of FNHI common stock, resulting in the issuance of an aggregate of 3,922,893 shares of FNHI common stock for all outstanding shares of IDM common stock, and (b) all options and warrants to purchase shares of IDM common stock outstanding immediately prior to the consummation of the Holding Company Merger were converted into options to purchase shares of FNHI common stock.

     In connection with the Merger: (a) each outstanding share of Fusion common stock will be exchanged for one share of FNHI common stock, resulting in the issuance of an aggregate of 33,113,329 shares of FNHI common stock for all outstanding shares of Fusion common stock, and (b) all options and warrants to purchase shares of Fusion common stock outstanding immediately prior to the consummation of the Merger were converted into options to purchase shares of FNHI common stock.

     Fusion is an Internet portal operator founded to provide improved Internet content and services to Latin American markets and to the Spanish and Portugese speaking population around the world. Fusion launched its Internet site, LatinFusion.com, in Bogota, Colombia in October 1999 and in Miami in January 2000, and plans similar launches in targeted cities and regions in the Americas and Europe.

     IDM is a global, diversified services and project development company offering a broad range of design, engineering, construction, project development and management, and environmental services and technologies to government and private industry clients.

     Upon effectiveness of the Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, FNHI became the successor issuer to IDM for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 13, 2000.

Item 5. Other Events

     In connection with the Merger, the Company relocated its principal offices to the offices of Fusion located at 8115 N.W. 29th Street, Miami, Florida 33122.

     Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Share Exchange, the Company became the successor issuer to IDM for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 13, 2000.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

          It is impractical to provide the required financial statements of IDM and Fusion at the time this report is being filed. The required financial statements of Fusion will be filed by amendment to this report within 60 days after the due date of this report.

     (b)  Pro Forma Financial Information

          It is impractical to provide the required pro forma financial information at the time this report is being filed. The required pro forma financial information will be filed by amendment to this report within 60 days after the due date of this report.

     (c)  Exhibits

          Exhibit
          Number              Description

           2.1 * Plan of Reorganization and Merger dated August 18, 1999, by and among Fusion Networks Holdings, Inc., IDM Environmental Corp. and IDM Merger Subsidiary, Inc.
           2.2 * Agreement and Plan of Merger dated August 18, 1999, by and among Fusion Networks Holdings, Inc., IDM Environmental Corp., Fusion Networks, Inc. and IDM/FNI Acquisition Corporation.
           2.3 * First Amendment to Agreement and Plan of Merger dated August 31, 1999.
           2.4 * Second Amendment to Agreement and Plan of Merger dated September 21, 1999.
           2.5 * Third Amendment to Agreement and Plan of Merger dated November 2, 1999.
           2.6 * Fourth Amendment to Agreement and Plan of Merger dated December 8, 1999.
----------------
* Incorporated by reference to the exhibits filed with the Company's registration statement on Form S-4 (Commission File No. 333-92949) declared effective February 15, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FUSION NETWORKS HOLDINGS, INC.

Dated: April 17, 2000                            By: /s/ Hernando Bahamon
                                                    ---------------------------
                                                    Hernando Bahamon
                                                    President